PENN SERIES FUNDS, INC.

High Yield Bond Fund

Supplement dated February 26, 2018

to the Prospectus and Statement of Additional Information (“SAI”)

dated May 1, 2017, as supplemented

This supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

On February 21, 2018, Penn Mutual Asset Management, LLC (“PMAM”) recommended, and the Board of Directors (the “Board”) of Penn Series Funds, Inc. (the “Company”) approved, PMAM’s assumption of the day-to-day management of the High Yield Bond Fund (the “Fund”) and the termination of T. Rowe Price Associates, Inc. as the investment sub-adviser to the Fund, both effective May 1, 2018. PMAM’s assumption of the day-to-day management of the Fund will not change the Fund’s investment objective and is not expected to change the Fund’s principal investment strategy.

In conjunction with its assumption of the Fund’s day-to-day management, PMAM also recommended, and the Board approved, a reduction in the investment advisory fee rate to be paid by the Fund to PMAM. The Fund’s advisory fee will be calculated as a percentage of the average daily net assets of the Fund in accordance with the schedule set forth below.

0.46% of the first $200 million

0.44% of the next $150 million

0.42% of the next 150 million

0.40% over $500 million

No shareholder, contract owner, or policyholder action is required to effect the changes discussed above. The Company and PMAM have received an order from the Securities and Exchange Commission that permits PMAM, subject to the supervision and approval of the Board, to hire and terminate investment sub-advisers without shareholder approval.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PM8417